NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Multi-Manager Mid Cap Growth Fund

Supplement dated January 24, 2012
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1. Effective immediately, Chris Warner, CFA, Portfolio Manager at Wells Capital Management, Inc., is added as a portfolio manager to the NVIT Multi-Manager Mid Cap Growth Fund.

2. The information beneath “Portfolio Management – Portfolio Manager” found on page 3 of the Summary Prospectus is amended to add the following:

Portfolio Manager	Title	Length of Service
Chris Warner, CFA	Portfolio Manager, Wells Capital Management, Inc.	Since 2007

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